Equity-Based Compensation (Policies)	9 Months Ended
Sep. 30, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-based Compensation, Incentive Plans, Director Policy
The fair value of each phantom unit and tandem DER on the grant date is equal to the market price of our common unit on that date. The estimated fair value is amortized over the vesting period using the straight-line method.

Unit-based Compensation, Incentive Plans, Performance Policy
The fair value of each performance phantom unit award is estimated at the grant date using a Monte Carlo simulation model. The estimated fair value is amortized over the vesting period, generally three years, using the straight-line method.